UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

September 29, 2011 (September 29, 2011)
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HARRIS & HARRIS GROUP, INC.

(Exact name of registrant as specified in its charter)

New York (State or other jurisdiction of incorporation)	0-11576 (Commission File Number)	13-3119827 (IRS Employer Identification No.)

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1450 Broadway
New York, New York 10018

 (Address of principal executive offices and zip code)

(212) 582-0900

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events.

Harris & Harris Group, Inc. (NASDAQ: TINY) noted today that NeoPhotonics Corporation announced it will acquire privately held Santur Corporation.  Harris & Harris Group is an investor in publicly traded NeoPhotonics.

The Company's press release is attached hereto as Exhibit 99.1.

Item 9.01.   Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit No.                                           Description

99.1	Press Release dated September 29, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 29, 2011	HARRIS & HARRIS GROUP, INC. By: /s/ Daniel B. Wolfe Daniel B. Wolfe President

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated September 29, 2011